UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 12, 2011
(October 6, 2011)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.
On October 6, 2011, Public Service Company of New Mexico (“PNM”) priced a registered underwritten public offering of $160 million aggregate principal amount of its 5.35% Senior Unsecured Notes due 2021 (the “Notes”). The offering closed on October 12, 2011. The Notes bear interest at a rate of 5.35% per annum, payable semi-annually on April 1 and October 1 of each year, beginning on April 1, 2012, and will mature on October 1, 2021. Proceeds from the offering will be used to repay outstanding borrowings under PNM's revolving credit facility.
The sale of the Notes was made pursuant to PNM's Registration Statement on Form S-3 (Registration No. 333-173530) (the “Registration Statement”), including a prospectus supplement dated October 6, 2011 (the “Prospectus Supplement”) to the prospectus contained therein dated May 26, 2011, filed by PNM with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).
In connection with the offering of the Notes, PNM entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of October 6, 2011, with J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein. The Underwriting Agreement contains customary conditions and agreements, including indemnification. The foregoing is qualified in its entirety by reference to the Underwriting Agreement, which is Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company issued the Notes under an Indenture, dated as of August 1, 1998 (the “Base Indenture”), as previously supplemented and amended and as further supplemented and amended by a Fourth Supplemental Indenture dated as of October 12, 2011 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, as supplemented and amended, the “Indenture”), each by and between PNM and Union Bank, N.A. (ultimate successor to The Chase Manhattan Bank) (the “Trustee”). Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Prospectus Supplement entitled “Description of the notes”, which is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the Base Indenture and the Fourth Supplemental Indenture (including the form of Note), which are Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 and is incorporated herein by reference.

Item 8.01 Other Events.
In connection with the issuance and sale of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with, or incorporated by reference into, this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the Base Indenture and the Fourth Supplemental Indenture (Exhibits 4.1 and 4.2 to this Current Report on Form 8-K), (iii) the opinions of counsel with respect to the validity of the Notes being sold in the offering (Exhibits 5.1 and 5.2 to this Current Report on Form 8-K) and (iv) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number        Description

1.1    Underwriting Agreement, dated as of October 6, 2011.

4.1
Indenture, dated as of August 1, 1998, by and between PNM and Union Bank, N.A. (ultimate successor to The Chase Manhattan Bank), as trustee (Exhibit 4.1 to PNM's Registration Statement No. 333-53367, incorporated by reference).

4.2
Fourth Supplemental Indenture, dated as of October 12, 2011, to the Indenture, dated as of August 1, 1998, by and between PNM and Union Bank, N.A. (ultimate successor to The Chase Manhattan Bank), as trustee.

5.1	Opinion of Charles L. Moore, Associate General Counsel, with respect to the 5.35% Senior Unsecured Notes due 2021.

5.2	Opinion of Troutman Sanders LLP with respect to the 5.35% Senior Unsecured Notes due 2021.

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-173530).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO (Registrants)

Date: October 12, 2011	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller (Officer duly authorized to sign this report)

4